Exhibit 99.1

Signing Day Sports Stockholders Approve Previously Announced Business Combination with BlockchAIn Digital Infrastructure at Today’s Special Meeting of Stockholders

Closing expected on March 16, 2026

BlockchAIn Inc. common stock is expected to begin trading on the NYSE American under the ticker symbol “AIB” on March 17, 2026 at 9:30am EDT

SCOTTSDALE, AZ / GLOBE NEWSWIRE / March 13, 2026 / – Signing Day Sports, Inc. (“Signing Day Sports” or the “Company”) (NYSE American: SGN), today announced that its stockholders approved the previously announced proposed business combination (the “Business Combination”) with BlockchAIn Digital Infrastructure, Inc. (“BlockchAIn Inc.”), One Blockchain LLC (“BlockchAIn LLC,” and together with BlockchAIn Inc., “BlockchAIn”), and certain affiliates of BlockchAIn at the Company’s Special Meeting of Stockholders (the “Special Meeting”) held earlier today.

At the closing of the Business Combination (the “Closing”), which is expected to occur on March 16, 2026, Signing Day Sports and BlockchAIn LLC are expected to become operating subsidiaries of BlockchAIn Inc. On March 17, 2026, the common stock of BlockchAIn Inc. is expected to begin trading on the NYSE American under the ticker symbol “AIB” at 9:30am EDT. The new CUSIP number for BlockchAIn Inc.’s common stock will be 093919108.

Daniel Nelson, Chief Executive Officer of Signing Day Sports, stated, “Today’s vote represents an important step forward as we move toward completing this transaction and advancing the next phase of the Company’s strategic direction. We appreciate the strong support from our stockholders throughout this process and their confidence in the opportunity this business combination represents. We believe bringing together Signing Day Sports with BlockchAIn’s digital infrastructure platform creates a compelling foundation to pursue growth opportunities in AI and high-performance computing while continuing to focus on delivering long-term value for stakeholders.”

Jerry Tang, Chief Executive Officer of BlockchAIn, added, “We are pleased to have reached this stage of the transaction and appreciate the support shown by Signing Day Sports’ stockholders. As we move toward closing and our anticipated listing on the NYSE American, we remain focused on executing our strategy to develop scalable digital infrastructure designed to support the rapidly expanding demand for AI and advanced computing workloads. We believe the combined organization will be well positioned to leverage our operating platform and expansion roadmap as we enter the public markets.”

For further information about the proposed transaction, investors should review the Registration Statement on Form S-4, as amended, and the proxy statement/prospectus that were publicly filed by BlockchAIn Inc. with the U.S. Securities and Exchange Commission (the “SEC”) relating to this transaction. The final voting results from the Special Meeting will be made available in a Current Report on Form 8-K to be filed by the Company with the SEC today.

Advisors

Maxim Group LLC is serving as financial advisor to BlockchAIn in connection with the transaction. Bevilacqua PLLC is serving as legal counsel to Signing Day Sports, and Loeb & Loeb LLP is serving as legal counsel to BlockchAIn.

About One Blockchain LLC

BlockchAIn LLC is a developer and operator of digital infrastructure focused on HPC and AI hosting. BlockchAIn LLC has planned AI data center expansions with favorable economics for activation in 2026 and 2027. BlockchAIn LLC operations are currently centered around its existing 40 MW data center facility in South Carolina. In 2024, this facility generated approximately $22.9 million in revenue and approximately $5.7 million in net income. BlockchAIn LLC’s mission is to become a leader in creating and operating scalable sustainable power and data infrastructure purpose-built for AI hosting, AI workloads, HPC, and accelerated compute applications.

About Signing Day Sports, Inc.

Signing Day Sports’ mission is to help student-athletes achieve their goal of playing college sports. Signing Day Sports' app allows student-athletes to build their Signing Day Sports' recruitment profile, which includes information college coaches need to evaluate and verify them through video technology. The Signing Day Sports app includes a platform to upload a comprehensive data set including video-verified measurables (such as height, weight, 40-yard dash, wingspan, and hand size), academic information (such as official transcripts and SAT/ACT scores), and technical skill videos (such as drills and mechanics that exemplify player mechanics, coordination, and development). For more information on Signing Day Sports, go to https://bit.ly/SigningDaySports.

Investor Contacts:

Crescendo Communications, LLC
212-671-1020
SGN@crescendo-ir.com

Forward-Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology and include, but are not limited to, statements regarding the proposed business combination, the expected listing of BlockchAIn Inc’s common stock on NYSE American under the ticker symbol “AIB” and the anticipated benefits of the transaction. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, including without limitation, the parties’ ability to complete the transaction and integrate their respective businesses into a combined publicly listed company post-merger, the parties’ ability to obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement on Form S-4 filed by BlockchAIn with the SEC on December 1, 2025, as amended on December 23, 2025, January 21, 2026, January 22, 2026, January 30, 2026, and February 17, 2026, which was declared effective by the SEC on January 30, 2026, and the proxy statement/prospectus that was filed by BlockchAIn Inc. with the SEC on February 17, 2026, relating to this transaction. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning Signing Day Sports, BlockchAIn, or any of their affiliates, or other matters and attributable to Signing Day Sports, BlockchAIn, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.